UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2020

AutoZone, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	1-10714	62-1482048
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

123 South Front Street, Memphis, Tennessee 38103
(Address of Principal Executive Offices) (Zip Code)

(901) 495-6500
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AZO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.  Entry into a Material Definitive Agreement

On August 4, 2020, AutoZone, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) by and among the Company and J.P. Morgan Securities LLC, U.S. Bancorp Investments, Inc., and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters, and the Underwriters agreed to purchase, $600,000,000 aggregate principal amount of the Company’s 1.650% Senior Notes due 2031. The Underwriting Agreement contains customary representations, warranties and agreements of the Company and customary conditions to closing, indemnification rights and obligations of the parties and termination provisions. The description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is attached hereto as Exhibit 1.1.

Certain of the Underwriters or their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory, commercial banking and investment banking services for the Company and its affiliates, for which they received or will receive customary fees and expense reimbursement. Certain of the Underwriters or their affiliates are lenders and/or agents under the Company’s existing revolving credit facilities.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1
Underwriting Agreement, dated August 4, 2020, by and among the Company, J.P. Morgan Securities LLC, U.S. Bancorp Investments, Inc., and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 6, 2020

AUTOZONE, INC.

Buy:	/s/ William T. Giles
Name:	William T. Giles
Title:	Chief Financial Officer and Executive Vice President Finance, Information Technology and Store Development